                       CONSENT AND LETTER OF TRANSMITTAL


                      PEGASUS COMMUNICATIONS CORPORATION
            (to be renamed Pegasus Satellite Communications, Inc.)
                               Offer to Exchange
          its 12 3/4% Series A Cumulative Exchangeable Preferred Stock
                                for any and all
                     (but not less than a majority) of the
            12 3/4% Series A Cumulative Exchangeable Preferred Stock,
                    when issued, of our new holding company
              (to be renamed Pegasus Communications Corporation)
                         and Solicitation of Consents

                              CUSIP No. 705904209


      Pursuant to the Offering Memorandum dated as of December 19, 2000
--------------------------------------------------------------------------------
 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JANUARY
 18, 2001, UNLESS FURTHER EXTENDED (THE "EXCHANGE OFFER EXPIRATION DATE"). HOLDERS OF PEGASUS COMMUNICATIONS PREFERRED STOCK (AS DEFINED HEREIN) MUST TENDER THEIR PEGASUS COMMUNICATIONS PREFERRED STOCK AND PROVIDE THEIR CONSENTS (AS DEFINED HEREIN) TO THE PROPOSED AMENDMENTS TO THE PEGASUS COMMUNICATIONS CORPORATION PREFERRED STOCK CERTIFICATE OF DESIGNATION (AS DEFINED HEREIN) PRIOR TO THE EXCHANGE OFFER EXPIRATION DATE IN ORDER TO RECEIVE PEGASUS SATELLITE PREFERRED STOCK (AS DEFINED HEREIN). THE CONSENT EXPIRATION DATE IS JANUARY 18, 2001, IF ON SUCH DATE THE EXCHANGE AGENT HAS RECEIVED DULY
 EXECUTED AND UNREVOKED CONSENTS TO THE PROPOSED AMENDMENTS FROM HOLDERS REPRESENTING A MAJORITY OF THE OUTSTANDING SHARES OF SUCH PREFERRED STOCK (THE "REQUISITE CONSENTS"), OR SUCH LATER DATE THAT THE EXCHANGE AGENT SHALL HAVE FIRST RECEIVED THE REQUISITE CONSENTS. CONSENTS MAY BE REVOKED AND TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE CONSENT EXPIRATION DATE, BUT NOT THEREAFTER (EXCEPT UNDER CERTAIN LIMITED CIRCUMSTANCES DESCRIBED MORE FULLY HEREIN). THE CONSUMMATION OF THE EXCHANGE OFFER AND THE CONSENT SOLICITATION
 IS CONDITIONED UPON SATISFACTION OF, AMONG OTHER THINGS, THE MINIMUM TENDER CONDITION AND THE REQUISITE CONSENT CONDITION. THESE CONDITIONS ARE DESCRIBED IN THE OFFERING MEMORANDUM.
--------------------------------------------------------------------------------

                            The Exchange Agent is:

                           First Union National Bank


              By Mail:                   By Hand/Overnight Express:           By Facsimile:
      First Union National Bank           First Union National Bank           (704) 590-7628
 1525 West W.T. Harris Blvd., 3C3     1525 West W.T. Harris Blvd., 3C3
          Charlotte, NC 28288                Charlotte, NC 28262           To confirm receipt:
       Attention: Michael Klotz           Attention: Michael Klotz            (704) 590-7408
      Telephone: (704) 590-7408           Telephone: (704) 590-7408


     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS SET FORTH IN THIS CONSENT AND LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS CONSENT AND LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned hereby acknowledges that it has received and reviewed the offering memorandum (the "Offering Memorandum") dated as of December 19, 2000, of Pegasus Communications Corporation (to be renamed Pegasus Satellite Communications, Inc.), a Delaware corporation (the "Company"), and this Consent and Letter of Transmittal (the "Letter of Transmittal"), which together with the Offering Memorandum shall constitute the Company's (i) offer to exchange (the "Exchange Offer") its 12 3/4% Series A Cumulative Exchangeable Preferred Stock (the "Pegasus Satellite Preferred Stock") for any and all (but not less than a majority) of shares of the 12 3/4% Series A Cumulative Exchangeable Preferred Stock (the "Pegasus Communications Preferred Stock"), when issued, of its new holding company (to be renamed Pegasus Communications Corporation), and
(ii) solicitation (the "Solicitation") of consents to certain amendments (the "Proposed Amendments"), as further described in the Offering Memorandum, to the Pegasus Communications Preferred Stock Certificate of Designation. Recipients of the Offering Memorandum should read the requirements described therein with respect to their eligibility to participate in the Exchange Offer.

     The undersigned hereby tenders to the Company the Pegasus Communications Preferred Stock described in the box entitled "Description of Pegasus Communications Preferred Stock" below and/or consents to the Proposed Amendments so described pursuant to the terms and conditions described in the Offering Memorandum and this Letter of Transmittal. The undersigned hereby represents that it is the registered owner of all of the Pegasus Communications Preferred Stock so described and that it has received from each beneficial owner of Pegasus Communications Preferred Stock (collectively, the "Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder from Beneficial Owner" accompanying this Letter of Transmittal instructing the undersigned to take the actions and authorizing the undersigned to make certain representations, on behalf of the Beneficial Owner, with respect to such Beneficial Owner described in this Letter of Transmittal.

     This Letter of Transmittal is to be used by a holder of Pegasus Communications Preferred Stock (i) (a) if certificates representing Pegasus Communications Preferred Stock are to be forwarded herewith, (b) if delivery of Pegasus Communications Preferred Stock is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Offering Memorandum under the caption The Exchange Offer and Consent Solicitation--Procedures for Tendering and Consenting, or (c) if a tender is made pursuant to the guaranteed delivery procedures set forth in the Offering Memorandum under the caption The Exchange Offer and Consent Solicitation--Guaranteed Delivery Procedures, and (ii) such holder desires to consent to the Proposed Amendments and, in each case, instructions are not being transmitted through the DTC Automated Tender Offer Program ("ATOP").

     The undersigned hereby represents and warrants that the information received from the beneficial owners is accurately reflected in the boxes entitled "Beneficial Owner(s)--Status" and "Beneficial Owner(s)--Residence."

     Any beneficial owner whose Pegasus Communications Preferred Stock is registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender and consent should contact such registered holder of Pegasus Communications Preferred Stock promptly and instruct such registered holder of Pegasus Communications Preferred Stock to tender and consent on behalf of the beneficial owner. If such beneficial owner wishes to tender and consent on its own behalf, such beneficial owner must, prior to completing and executing this Letter of Transmittal and delivering its Pegasus Communications Preferred Stock, either make appropriate arrangements to register ownership of the Pegasus Communications Preferred Stock in such beneficial owner's name or obtain a properly completed bond power from the registered holder of Pegasus Communications Preferred Stock. The transfer of record ownership may take considerable time.

     In order to properly complete this Letter of Transmittal, a holder of Pegasus Communications Preferred Stock must (i) complete the box entitled "Description of Pegasus Communications Preferred Stock," (ii) complete the boxes entitled "Beneficial Owner(s)--Status" and "Beneficial Owner(s)--Residence," (iii) if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions, Special Delivery Instructions, and Special Payment Instructions,
(iv) sign the Letter of Transmittal by completing the box entitled "Sign Here," and (v) complete the Substitute Form W-9. No holder of Pegasus Communications Preferred Stock may withdraw a tender of Pegasus Communications Preferred Stock or revoke a Consent after the Consent Expiration Date, unless the Exchange Offer is terminated without any Pegasus Communications Preferred Stock being exchanged thereunder. Holders of Pegasus Communications Preferred Stock who do not tender their Pegasus Communications Preferred Stock and deliver their consent prior to the Exchange Offer Expiration Date will not receive Pegasus Satellite Preferred Stock.

     Holders of Pegasus Communications Preferred Stock who desire to tender their Pegasus Communications Preferred Stock for exchange and (i) whose Pegasus Communications Preferred Stock is not immediately available or (ii) who cannot deliver their Pegasus Communications Preferred Stock, this Letter of Transmittal and all other documents required to be delivered hereby to the Exchange Agent on or prior to the Exchange Offer Expiration Date must tender their Pegasus Communications Preferred Stock pursuant to the guaranteed delivery procedures set forth in the Offering Memorandum under the caption The Exchange Offer and Consent Solicitation--Guaranteed Delivery Procedures. See Instruction 2.

     Holders of Pegasus Communications Preferred Stock who desire to tender their Pegasus Communications Preferred Stock for exchange must complete columns
(1) through (3) in the box below entitled "Description of Pegasus Communications Preferred Stock" and sign this Letter of Transmittal by completing the box below entitled "Sign Here." If only those columns are completed, such holder of Pegasus Communications Preferred Stock will have tendered for exchange and furnished consent with respect to all Pegasus Communications Preferred Stock listed in column (3) below. If a holder of Pegasus Communications Preferred Stock desires to tender for exchange and, consequently, furnish consent with respect to, less than all of such holder's Pegasus Communications Preferred Stock, column (4) must be completed in full. In such case, such holder of Pegasus Communications Preferred Stock should refer to Instruction 5.

     Holders who desire to tender their Pegasus Communications Preferred Stock pursuant to the Exchange Offer and receive Pegasus Satellite Preferred Stock, are required to consent to the Proposed Amendments with respect to the Pegasus Communications Preferred Stock Certificate of Designation. The completion, execution and delivery of this Letter of Transmittal constitutes a Consent to the Proposed Amendments with respect to the Pegasus Communications Preferred Stock Certificate of Designation. Holders of Pegasus Communications Preferred Stock may not tender Pegasus Communications Preferred Stock without consenting to the Proposed Amendments with respect to the Pegasus Communications Preferred Stock Certificate of Designation.

     The Exchange Offer is made only to, and may be accepted only as to Pegasus Communications Preferred Stock beneficially owned by: (a) "qualified institutional buyers" (as defined in Rule 144A under the Securities Act); (b) "accredited investors" (as defined in Rule 501(a)(1), (2), (3), (5), (6), (7) or (8) under the Securities Act; (c) non "U.S. Persons" (as defined in Regulation S under the Securities Act); and (d) a limited number of unaccredited investors. Other beneficial owners may, however, consent to the Proposed Amendments by checking the appropriate box on page 5 below.

                                         DESCRIPTION OF PEGASUS COMMUNICATIONS PREFERRED STOCK
----------------------------------------------------------------------------------------------------------------------------------
                          (1)                                         (2)                    (3)                      (4)
                                                                                                               Number of Shares
        Name(s) and Address(es) of Registered Holder(s)                                   Aggregate            of Preferred Stock
          of Pegasus Communications Preferred Stock,                                     Liquidation              Tendered For
            exactly as name(s) appear(s) on Pegasus                                       Preference           Exchange and as to
         Communications Preferred Stock Certificate(s)             Certificate          Represented by           which Consents
                  (Please fill in, if blank)                        Number(s)         Certificate(s)(1)         are Furnished(1)
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                  Total Number of Shares of
     Pegasus Communications Preferred Stock Tendered:
----------------------------------------------------------------------------------------------------------------------------------
1.  Unless otherwise indicated in the column "Number of Shares of Preferred
    Stock Tendered For Exchange and as to which Consents are Furnished," any tendering holder of Pegasus Comunications Preferred Stock will be deemed to have tendered the entire aggregate liquidation preference of Preferred Stock represented by the column labeled "Aggregate Liquidation Preference
    Represented by Certificate(s) together with all in-kind distributions paid on such preferred stock as of the exchange offer expiration date."
----------------------------------------------------------------------------------------------------------------------------------

/ / CHECK HERE IF TENDERED PEGASUS COMMUNICATIONS PREFERRED STOCK IS ENCLOSED
    HEREWITH.

/ / CHECK HERE IF TENDERED PEGASUS COMMUNICATIONS PREFERRED STOCK IS BEING
    DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE
    EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE
    INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):

Name of Tendering Institution:
                              ----------------------------------------------------------------------
Account Number:
               -------------------------------------------------------------------------------------
Transaction Code Number:
                        ----------------------------------------------------------------------------

/ / CHECK HERE IF CONSENTS ARE BEING FURNISHED AND TENDERED PEGASUS
    COMMUNICATIONS PREFERRED STOCK IS BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY
    ELIGIBLE INSTITUTIONS ONLY):

Name of Registered Holder of Pegasus Communications Preferred Stock:
                                                                    --------------------------------
Date of Execution of Notice of Guaranteed Delivery:
                                                   -------------------------------------------------
Window Ticket Number (if available):
                                    ----------------------------------------------------------------
Name of Eligible Institution that Guaranteed Delivery and Consent:
                                                                 -----------------------------------
Account Number (if delivered by book-entry transfer):
                                                     -----------------------------------------------

/ / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE ADDITIONAL COPIES
    OF THE OFFERING MEMORANDUM AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS
    THERETO.

Name:
     ----------------------------------------------------------------------------------------------
Address:
       --------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
/ / CHECK HERE IF YOU ARE CONSENTING TO THE PROPOSED AMENDMENTS BUT NOT
    TENDERING PEGASUS COMMUNICATIONS PREFERRED STOCK PURSUANT TO THE EXCHANGE
    OFFER.

--------------------------------------------------------------------------------
                         SPECIAL ISSUANCE INSTRUCTIONS
                       (See Instructions 1, 8, 9 and 10)

     To be completed ONLY (i) if Pegasus Satellite Preferred Stock issued in exchange for Pegasus Communications Preferred Stock certificates for Pegasus Communications Preferred Stock in a number of shares not exchanged for Pegasus Satellite Preferred Stock, or Pegasus Communications Preferred Stock (if any) not tendered for exchange, is to be issued in the name of someone other than the undersigned or (ii) if Pegasus Communications Preferred Stock tendered by book-entry transfer which is not exchanged is to be returned by credit to an account maintained at DTC.

Issue to:


Name
    ----------------------------------------------------------------------------
                             (Please Type or Print)

Address
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (Include Zip Code)

--------------------------------------------------------------------------------
               (Taxpayer Identification or Social Security Number)


     Credit Pegasus Communications Preferred Stock not exchanged and delivered by book-entry transfer to DTC account set forth below:

--------------------------------------------------------------------------------
                                (Account Number)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          SPECIAL DELIVERY INSTRUCTIONS
                        (See Instructions 1, 8, 9 and 10)

     To be completed ONLY if the Pegasus Satellite Preferred Stock issued in exchange for Pegasus Communications Preferred Stock, certificates for Pegasus Communications Preferred Stock in a number of shares not exchanged for Pegasus Satellite Preferred Stock, or Pegasus Communications Preferred Stock (if any) not tendered for exchange, is to be mailed or delivered (i) to someone other than the undersigned or (ii) to the undersigned at an address other than the address shown below the undersigned's signature.

Mail or deliver to:

Name
    ----------------------------------------------------------------------------
                               (Please Type or Print)

Address
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)


--------------------------------------------------------------------------------
              (Taxpayer Identification or Social Security Number)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        BENEFICIAL OWNER(S) -- RESIDENCE
--------------------------------------------------------------------------------

   State of Domicile/Principal
      Place of Business of                   Number of Shares of Pegasus
    Each Beneficial Owner of                  Communications Preferred
     Pegasus Communications                       Stock Held for
        Preferred Stock                      Account of Beneficial Owner(s)

 -----------------------------------       ----------------------------------


 -----------------------------------       ----------------------------------


 -----------------------------------       ----------------------------------


 -----------------------------------       ----------------------------------


 -----------------------------------       ----------------------------------


 -----------------------------------       ----------------------------------


 -----------------------------------       ----------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         BENEFICIAL OWNER(S) -- STATUS
--------------------------------------------------------------------------------

     The beneficial owner of the Pegasus Communications Preferred Stock described herein is (check the box that applies):


/ / A "Qualified Institutional Buyer" (as defined in Rule 144A under the
    Securities Act)


/ / An "Accredited Investor" (as defined in Rule 501(a)(1), (2), (3), (5),
   (6), (7) or (8) under the Securities Act)

/ / A non "U.S. person" (as defined in Regulation S under the Securities
    Act)

/ / An unaccredited investor
--------------------------------------------------------------------------------


                            CERTIFICATE OF EXCHANGE

     Re: Pegasus Communications Corporation's 12 3/4% Series A Cumulative
         Exchangeable Preferred Stock (the "Pegasus Communications Preferred Stock")

     The undersigned is the registered holder of the Pegasus Communications Preferred Stock and (i) tenders (the "Tender") the Pegasus Communications Preferred Stock or interest in such Pegasus Communications Preferred Stock specified in "Description of Pegasus Communications Preferred Stock" in exchange (the "Exchange") for Pegasus Satellite Preferred Stock and (ii) gives consents (the "Consent") to the Proposed Amendments with respect to the Pegasus Communications Preferred Stock Certificate of Designation. In connection with the Tender, the undersigned hereby certifies that:

/ / Check if the undersigned will take delivery of the Pegasus Satellite
    Preferred Stock or interest in the Pegasus Satellite Preferred Stock pursuant to Rule 144A. The Exchange is being effected pursuant to and in accordance with Rule 144A under the Securities Act. The undersigned is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A.

/ / Check if the undersigned will take delivery of the Pegasus Satellite
    Preferred Stock or interest in the Pegasus Satellite Preferred Stock pursuant to Regulation S. The Exchange is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act. The undersigned hereby certifies that (i) the undersigned is not a person in the United States and (x) the undersigned is outside the United States or (y) the Exchange will be executed in, on or through the facilities of a designated offshore securities market and the Exchange was not prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, and (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

/ / Check if the undersigned will take delivery of the Pegasus Satellite
    Preferred Stock pursuant to Rule 506 as an "accredited investor". The undersigned is an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3), (5), (6), (7) or (8) of the Securities Act. The
    undersigned hereby certifies that the Exchange is effected pursuant to and in accordance with Rule 506 under the Securities Act, and the undersigned hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act, and the Exchange complies with the transfer restrictions applicable to the Pegasus Satellite Preferred Stock and the requirements of the exemption claimed, which certification is supported by (1) a duly executed and completed form of "Certificate from Accredited Investor" accompanying the Letter of Transmittal and (2) if such Exchange is in respect of a number of shares of Pegasus Communications Preferred Stock at the time of exchange with a liquidation preference of less than $100,000 in the aggregate, an opinion of counsel provided by the undersigned (a copy of which the undersigned has attached to the Letter of Transmittal), to the effect that the undersigned is in compliance with the Securities Act.

/ / Check if the undersigned will take delivery of the Pegasus Satellite
    Preferred Stock pursuant to Rule 506 as an "unaccredited investor". The undersigned is an unaccredited investor. The undersigned hereby certifies that the Exchange is effected pursuant to and in accordance with Rule 506 under the Securities Act, and the undersigned hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act, and the Exchange complies with the transfer restrictions applicable to the Pegasus Satellite Preferred Stock and the requirements of the exemption claimed, which certification is supported by a duly executed and completed form of Certificate of Accredited or Unaccredited Investor accompanying the Letter of Transmittal.

Capitalized terms used but not defined herein shall have the meanings given by the Letter of Transmittal.



                                  ---------------------------------------------
                                            (Please Print Name)


                               By:
                                  ---------------------------------------------
                                    Name:
                                    Title:

             CERTIFICATE FROM ACCREDITED OR UNACCREDITED INVESTOR

   Re: Pegasus Communications Corporation's 12 3/4% Series A Cumulative
       Exchangeable Preferred Stock (the "Pegasus Communications Preferred
       Stock")

     The undersigned is the registered holder of the Pegasus Communications Preferred Stock and tenders (the "Tender") the Pegasus Communications Preferred Stock or interest in such Pegasus Communications Preferred Stock specified in "Description of Pegasus Communications Preferred Stock" in exchange for Pegasus Satellite Preferred Stock and furnishes consent to the Proposed Amendments to the Pegasus Communications Preferred Stock Certificate of Designation. In connection with the Tender, the undersigned hereby certifies on its behalf, or, if the undersigned holds the Pegasus Communications Preferred Stock for the account of a beneficial owner of the Pegasus Communications Preferred Stock, on behalf of such beneficial owner who signs the form "Letter of Transmittal -- Instructions to Registered Holder from Beneficial Owner" and is an "accredited investor" (as defined) or an unaccredited investor (the "Beneficial Owner"), that:


     1. The undersigned or the Beneficial Owner, as applicable (the applicable party being referred to herein as the "Owner"), understands that any subsequent transfer of the Pegasus Satellite Preferred Stock or any interest therein is subject to certain restrictions and conditions set forth in the Pegasus Satellite Certificate of Designation under which the Pegasus Satellite Preferred Stock will be issued, and the Owner agrees to be bound by, and not to resell, pledge or otherwise transfer the Pegasus Satellite Preferred Stock or any interest therein except in compliance with, such restrictions and conditions and the Securities Act.


     2. The Owner understands that the Exchange Offer and the Pegasus Satellite Preferred Stock have not been registered under the Securities Act, and that the Pegasus Satellite Preferred Stock and any interest therein may not be offered or sold except as permitted in the following sentence. The Owner agrees, on its own behalf and on behalf of any accounts for which it is acting as hereinafter stated, that if it should sell the Pegasus Satellite Preferred Stock or any interest therein, the Owner will do so only (a) to Pegasus Satellite Communications, Inc. (the "Company") or any subsidiary thereof, (b) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (c) to an "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to the Company's transfer agent and to the Company a signed letter substantially in the form of this letter and, if such transfer is in respect of a liquidation preference of Pegasus Satellite Preferred Stock, at the time of transfer of less than $100,000, an opinion of counsel in a form reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act, (d) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act,
(e) pursuant to the provisions of Rule 144(k) under the Securities Act or (f) pursuant to an effective registration statement under the Securities Act, and the Owner further agrees to provide to any person purchasing the Pegasus Satellite Preferred Stock from the Owner in a transaction meeting the requirements of clauses (a) through (e) of this paragraph a notice advising such purchaser that resales thereof are restricted as stated herein.


     3. The Owner understands that, on any proposed resale of Pegasus Satellite Preferred Stock or beneficial interest therein, the Owner will be required to furnish to the Company's transfer agent and the Company such certifications, legal opinions and other information as the transfer agent and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. The Owner further understands that the Pegasus Satellite Preferred Stock will bear a legend to the foregoing effect. The Owner further understands that any subsequent transfer by the Owner of the Pegasus Satellite Preferred Stock or a beneficial interest therein acquired by the Owner must be effected through The Depository Trust Company.


     4. The Owner is:


     / / an "accredited investor" (as defined in Rule 501(a)(1), (2), (3), (5),
         (6), (7) or (8) of Regulation D under the Securities Act); or


     / / The Owner is an unaccredited investor;

and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the Exchange Offer and an investment in the Pegasus Satellite Preferred Stock, and the Owner and any accounts for which the Owner is acting are each able to bear the economic risk of the Owner's or its investment.

     5. The Owner is acquiring the Pegasus Satellite Preferred Stock or a beneficial interest therein exchanged in the Exchange Offer for the Owner's own account or for one or more accounts (each of which is an "accredited investor") as to each of which the Owner exercises sole investment discretion.

     The Company's transfer agent and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.



                         -------------------------------------------------------
                         (Please Print the Name of the Registered Holder)


                         By:
                            ----------------------------------------------------
                            Name:
                            Title:



                         -------------------------------------------------------
                         (Please Print the Name of the Beneficial Owner, if Any)

                       SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Pursuant to the Exchange Offer and Consent Solicitation, upon the terms and subject to the conditions set forth in the Offering Memorandum and this Consent and Letter of Transmittal, the undersigned hereby tenders to the Company for exchange (unless otherwise indicated above) and consents to the Proposed Amendments to the Pegasus Communications Preferred Stock Certificate of Designation indicated above.

     If the undersigned has checked the box above indicating that the undersigned is consenting to the Proposed Amendments but not tendering Pegasus Communications Preferred Stock, all references to tendered stock will be deemed to refer to the Pegasus Communications Preferred Stock described herein, and all statements to the effect that any such stock is being tendered shall be inoperative.

     By executing this Letter of Transmittal and subject to and effective upon acceptance for exchange of the Pegasus Communications Preferred Stock tendered for exchange herewith, the undersigned (i) will have irrevocably sold, assigned, transferred and exchanged to the Company all right, title and interest in, to and under all of the Pegasus Communications Preferred Stock tendered for exchange hereby, (ii) hereby will have consented to each of the Proposed Amendments to the Pegasus Communications Preferred Stock Certificate of Designation, and (iii) hereby will have appointed the Exchange Agent as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Company) of such holder of Pegasus Communications Preferred Stock with respect to such Pegasus Communications Preferred Stock, with full power of substitution to (a) deliver certificates representing such Pegasus Communications Preferred Stock, or transfer ownership of such Pegasus Communications Preferred Stock on the account books maintained by DTC (together, in any such case, with all accompanying evidences of transfer and authenticity), to the Company, (b) present and deliver such Pegasus Communications Preferred Stock for transfer on the books of the Company, (c) consent to the Proposed Amendments to the Pegasus Communications Preferred Stock Certificate of Designation, and (d) receive all benefits and otherwise exercise all rights and incidents of beneficial ownership with respect to such Pegasus Communications Preferred Stock, all in accordance with the terms of the Exchange Offer and Solicitation. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

     By executing this Letter of Transmittal, and subject to and effective upon acceptance for exchange of the Pegasus Communications Preferred Stock tendered for exchange herewith, the undersigned will be deemed to have signed the Registration Rights Agreement, as described in the Offering Memorandum.

     The undersigned hereby represents and warrants that (i) the undersigned is the owner of the Pegasus Communications Preferred Stock tendered for exchange hereby, (ii) the undersigned has full power and authority to tender, exchange, assign and transfer the Pegasus Communications Preferred Stock, and (iii) that when such Pegasus Communications Preferred Stock is accepted for exchange by the Company, the Company will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon receipt, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of, and deliver consents to the Proposed Amendments to the Pegasus Communications Preferred Stock Certificate of Designation.

     For purposes of the Exchange Offer and Solicitation, the Company will be deemed to have accepted for exchange, and to have exchanged, validly tendered Pegasus Communications Preferred Stock and accepted validly delivered consents to the Proposed Amendments to the Pegasus Communications Preferred Stock Certificate of Designation, if, as and when the Company gives oral or written notice thereof to the Exchange Agent. Tenders of Pegasus Communications Preferred Stock pursuant to the Exchange Offer may be withdrawn and consent to the Proposed Amendments ("Consents") may be revoked at any time prior to, but not after, the Consent Expiration Date, unless the Exchange Offer is terminated without any Pegasus Communications Preferred Stock being exchanged thereunder. See The Exchange Offer and Consent Solicitation -- Withdrawal of Tenders and Revocation of Consents in the Offering Memorandum. The undersigned further understands that tendered Pegasus Communications Preferred Stock may be withdrawn by written notice of withdrawal received by the Exchange Agent at any time on or prior to the Consent Expiration Date. The withdrawal of tendered Pegasus Communications Preferred Stock prior to the Consent Expiration Date in accordance with the procedures set forth hereunder will effect a revocation of the related Consent. In order for a holder to revoke a

Consent, such holder must withdraw the related tendered Pegasus Communications Preferred Stock. The undersigned understands that Pegasus Communications Corporation intends to execute an amended certificate of designation (the "Amended Certificate of Designation") promptly following the Consent Expiration Date, if the requisite consents have been received and that such Amended Certificate of Designation will be binding upon each holder whether or not such holder delivers a Consent.

     The undersigned acknowledges that the Company's acceptance of Pegasus Communications Preferred Stock validly tendered for exchange and consents validly delivered with respect to such Pegasus Communications Preferred Stock pursuant to any one of the procedures described in the section of the Offering Memorandum entitled The Exchange Offer and Consent Solicitation and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer and Solicitation.

     The Exchange Offer and Solicitation are subject to a number of conditions, each of which may be waived or modified by the Company, in whole or in part, at any time and from time to time, as described in the Offering Memorandum under the caption The Exchange Offer and Consent Solicitation--Conditions of the Exchange Offer and Consent Solicitation. The undersigned recognizes that as a result of such conditions, the Company may not be required to accept the Pegasus Communications Preferred Stock properly tendered hereby. In such an event, tendered Pegasus Communications Preferred Stock not accepted for purchase will be returned to the undersigned without cost to the undersigned as soon as practicable following the earlier to occur of the applicable Exchange Offer Expiration Date or the date on which the Exchange Offer is terminated without any Pegasus Communications Preferred Stock being purchased thereunder.

     Unless otherwise indicated in the box entitled "Special Issuance Instructions," please return any Pegasus Communications Preferred Stock not accepted for exchange in the name(s) of the undersigned. Similarly, unless otherwise indicated in the applicable box entitled "Special Delivery Instructions," please mail any certificates for Pegasus Communications Preferred Stock not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Pegasus Satellite Preferred Stock issued in exchange for the Pegasus Communications Preferred Stock accepted for exchange in the name(s) of, and return any Pegasus Communications Preferred Stock not tendered for exchange or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Pegasus Communications Preferred Stock from the name of the holder of Pegasus Communications Preferred Stock thereof if the Company does not accept for exchange any of the Pegasus Communications Preferred Stock so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to the Pegasus Satellite Preferred Stock.

     IN ORDER TO VALIDLY TENDER PEGASUS COMMUNICATIONS PREFERRED STOCK FOR EXCHANGE AND VALIDLY DELIVER A CONSENT TO THE PROPOSED AMENDMENTS TO THE PEGASUS COMMUNICATIONS PREFERRED STOCK CERTIFICATE OF DESIGNATION, HOLDERS OF PEGASUS COMMUNICATIONS PREFERRED STOCK MUST COMPLETE, EXECUTE, AND DELIVER THIS LETTER OF TRANSMITTAL, UNLESS, IN THE CASE OF BOOK-ENTRY TRANSFER, INSTRUCTIONS ARE BEING TRANSMITTED THROUGH THE DTC AUTOMATED TENDER OFFER PROGRAM ("ATOP").

     Except as stated in the Offering Memorandum, all authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Offering Memorandum, this tender for exchange of, and delivery of consents to the Proposed Amendments to the Pegasus Communications Preferred Stock Certificate of Designation are irrevocable.

--------------------------------------------------------------------------------

                                   SIGN HERE


 -------------------------------------------------------------------------------
                            Signature(s) of Owner(s)


                      Dated:                 , 2000
                            -----------------

 Must be signed by the registered holder(s) of Pegasus Communications Preferred Stock exactly as name(s) appear(s) on certificate(s) representing the Pegasus Communications Preferred Stock or on a security position listing or by person(s) authorized to become registered Pegasus Communications Preferred Stock holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information.
 (See Instruction 8).


Name(s):
        ------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                (Please print)


Capacity (full title):
                      ----------------------------------------------------------


--------------------------------------------------------------------------------

Address:
         -----------------------------------------------------------------------


--------------------------------------------------------------------------------
                               (Include Zip Code)


     Principal place of business (if different from address listed above):


--------------------------------------------------------------------------------
                              (Include Zip Code)


 Area Code and Telephone No.: (      )
                               ------  -----------------------------------------


                 Tax Identification or Social Security Numbers:


 -------------------------------------------------------------------------------
                      Please complete Substitute Form W-9


                           GUARANTEE OF SIGNATURE(S)
        (Signature(s) must be guaranteed if required by Instruction 1)


 Authorized Signature:
                      ----------------------------------------------------------

 Dated:
       -------------------------------------------------------------------------

 Name and Title:
                ----------------------------------------------------------------
                                     (Please Print)

 Name and Title:
                ----------------------------------------------------------------

                                 INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER AND SOLICITATION

     1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution which is (1) a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., (2) a commercial bank or trust company having an office or correspondent in the United States, or (3) an "eligible guarantor institution" within the meaning of Rule l7Ad-l5 under the Securities Exchange Act of 1934 which is a member of one of the following recognized Signature Guarantee Programs (an "Eligible Institution"):

     a. The Securities Transfer Agents Medallion Program (STAMP)

     b. The New York Stock Exchange Medallion Signature Program (MSP)

     c. The Stock Exchange Medallion Program (SEMP)

Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Pegasus Communications Preferred Stock tendered herewith and such registered holder(s) have not completed any of the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter of Transmittal, or (ii) if such Pegasus Communications Preferred Stock is tendered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

     2. Delivery of this Letter of Transmittal, Consents to the Proposed Amendments and Pegasus Communications Preferred Stock; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by holders of Pegasus Communications Preferred Stock (i) (a) if certificates are to be forwarded herewith or (b) if tenders are to be made pursuant to the procedures for tender by book-entry transfer or guaranteed delivery set forth in the section of the Offering Memorandum entitled The Exchange Offer and Consent Solicitation, and
(ii) if instructions are not being transmitted through ATOP. Certificates for all physically tendered Pegasus Communications Preferred Stock or any timely confirmation of a book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof or an agent's message (as defined in the Offering Memorandum) in the case of a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to 5:00 p.m., New York City time, on the Exchange Offer Expiration Date. Holders of Pegasus Communications Preferred Stock who elect to tender Pegasus Communications Preferred Stock and (i) whose Pegasus Communications Preferred Stock is not immediately available, or (ii) who cannot deliver the Pegasus Communications Preferred Stock and the consents to the Proposed Amendments to the Pegasus Communications Preferred Stock Certificate of Designation, this Letter of Transmittal or other required documents to the Exchange Agent prior to 5:00 p.m., New York City time, on the Exchange Offer Expiration Date, must tender their Pegasus Communications Preferred Stock according to the guaranteed delivery procedures set forth in the Offering Memorandum. Holders may have such tender and delivery of such consents effected if: (a) such tender and consents are made through an Eligible Institution; (b) prior to 5:00 p.m., New York City time, on the Exchange Offer Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, setting forth the name and address of the holder of such Pegasus Communications Preferred Stock, the certificate number(s) of such Pegasus Communications Preferred Stock and the principal amount of Pegasus Communications Preferred Stock tendered for exchange and with respect to which Consents to the Proposed Amendments are given, stating that tender is being made and Consents are being delivered thereby and guaranteeing that, within three New York Stock Exchange trading days after the Exchange Offer Expiration Date, this Letter of Transmittal (or a facsimile thereof), together with the certificate(s) representing such Pegasus Communications Preferred Stock (or a Book-Entry Confirmation), in proper form for transfer, and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent; and (e) a properly executed Letter of Transmittal (or a facsimile hereof), as well as the certificate(s) for all tendered Pegasus Communications Preferred Stock with respect to which Consents to the Proposed Amendments have been furnished, in proper form for transfer or a Book-Entry Confirmation, together with any other documents required by this Letter of Transmittal, are received by the Exchange Agent within three New York Stock Exchange trading days after the Exchange Offer Expiration Date.


     THE METHOD OF DELIVERY OF PEGASUS COMMUNICATIONS PREFERRED STOCK, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC AND

ANY ACCEPTANCE OR AGENT'S MESSAGE DELIVERED THROUGH ATOP, IS AT THE ELECTION AND RISK OF THE HOLDER. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY SHALL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE, PROPERLY INSURED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXCHANGE OFFER EXPIRATION DATE. NEITHER THIS LETTER OF TRANSMITTAL, THE AGENT'S MESSAGE, THE NOTICE OF GUARANTEED DELIVERY, BOOK-ENTRY CONFIRMATION NOR ANY PEGASUS COMMUNICATIONS PREFERRED STOCK SHOULD BE SENT TO THE COMPANY. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR SUCH HOLDERS.

     No alternative, conditional or contingent tenders or consents will be accepted. All tendering holders of Pegasus Communications Preferred Stock, by execution of this Letter of Transmittal (or facsimile hereof, if applicable) or the agent's message, waive any right to receive notice of the acceptance of their Pegasus Communications Preferred Stock for exchange.

     3. Consents to Proposed Amendments. A valid Consent to the Proposed Amendments may be given only by the holder or by its attorney-in-fact. A beneficial owner who is not a holder must arrange with the holder to execute and deliver a Consent on its behalf, obtain a properly completed irrevocable proxy that authorizes such beneficial owner to consent to the Proposed Amendments on behalf of such holder or become a holder. Any financial institution that is a participant in the Book-Entry Transfer Facility's system and whose name appears on a security position listing as the record owner of the Pegasus Communications Preferred Stock who wishes to make book-entry delivery of such Pegasus Communications Preferred Stock as described above and who wishes to consent to the Proposed Amendments must complete and execute a participant's letter (which will be distributed to participants by the Book-Entry Transfer Facility) instructing the Book-Entry Transfer Facility's nominee to complete and sign the proxy attached thereto.

     4. Inadequate Space. If the space provided in the box entitled "Description of Pegasus Communications Preferred Stock" above is inadequate, the certificate numbers and principal amounts of the Pegasus Communications Preferred Stock being tendered should be listed on a separate signed schedule affixed hereto.

     5. Withdrawals and Revocations. A tender of Pegasus Communications Preferred Stock may be withdrawn and Consents to the Proposed Amendments ("Consents") may be revoked at any time until 5:00 p.m., New York City time, on the Consent Expiration Date. Tendered Pegasus Communications Preferred Stock may not be withdrawn at any time after the Consent Expiration Date unless the Exchange Offer is terminated without any Pegasus Communications Preferred Stock being purchased thereunder. In the event of such a termination, all tendered Pegasus Communications Preferred Stock will be returned to the tendering holder as promptly as practicable. The withdrawal of Pegasus Communications Preferred Stock prior to the Consent Expiration Date in accordance with the procedures set forth hereunder will effect a revocation of the Consent. In order for a holder to revoke a Consent, such holder must withdraw the tendered Pegasus Communications Preferred Stock.

     To be effective, a written or facsimile transmission (or delivered by hand or by mail) notice of withdrawal of a tender or revocation of a Consent must:
(i) be timely received by the Exchange Agent at one of its addresses set forth on the front cover page hereof; (ii) specify the name of the person having tendered the Pegasus Communications Preferred Stock to be withdrawn or as to which Consents are revoked, the principal amount of such Pegasus Communications Preferred Stock to be withdrawn and, if certificates for the Pegasus Communications Preferred Stock have been tendered, the name of the registered holder(s) of such Pegasus Communications Preferred Stock as set forth in such certificates, if different from that of the person who tendered such Pegasus Communications Preferred Stock; (iii) identify the Pegasus Communications Preferred Stock to be withdrawn or to which the notice of revocation relates; and (iv) (a) be signed by the holder in the same manner as the original signature on this Letter of Transmittal or Notice of Guaranteed Delivery (as the case may be) by which such Pegasus Communications Preferred Stock was tendered (including any required signature guarantees), or (b) be accompanied by evidence satisfactory to the Company and the Exchange Agent that the holder withdrawing such tender or revoking such Consents has succeeded to beneficial ownership of such Pegasus Communications Preferred Stock. If certificates representing Pegasus Communications Preferred Stock are to be withdrawn or Consents to be revoked have been delivered or otherwise identified to the Exchange Agent, then the name of the registered holder and the serial numbers of the particular certificate evidencing the Pegasus Communications Preferred Stock to be withdrawn or Consents to be revoked and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution, except in the case of Pegasus Communications Preferred Stock tendered by an Eligible Institution (in which case no signature guarantee shall be required), must also be so furnished to the Exchange Agent as aforesaid prior to the physical release of the certificates for the withdrawn Pegasus Communications Preferred Stock. If Pegasus Communications Preferred Stock has been tendered or if Consents have been delivered pursuant to the procedures for book-entry transfer as set forth herein, any notice of withdrawal or revocation of Consent must also specify the name and number of the account at DTC to be credited with the withdrawn Pegasus Communications Preferred Stock. Any Pegasus Communications Preferred Stock so withdrawn will thereafter be deemed not validly tendered and any Consents with respect to such Pegasus Communications Preferred Stock will thereafter be deemed not validly delivered for purposes of the Exchange Offer and Solicitation and no Pegasus Satellite Preferred Stock will be issued unless the Pegasus Communications Preferred Stock so withdrawn is validly retendered and the Consents with respect to such Pegasus Communications Preferred Stock are validly redelivered. Properly withdrawn Pegasus Communications Preferred Stock may be retendered and properly revoked Consents with respect to such Pegasus Communications Preferred Stock may be redelivered by following one of the procedures described in the section of the Offering Memorandum entitled The Exchange Offer and Consent Solicitation--Procedures for Tendering and Consenting at any time prior to 5:00 p.m., New York City time, on the Exchange Offer Expiration Date.

     6. Partial Tenders. If a tender for exchange is to be made and Consents are to be delivered with respect to less than all of the shares of any Pegasus Communications Preferred Stock, fill in the number of shares of Pegasus Communications Preferred Stock which are tendered for exchange and with respect to which Consents are delivered in column (4) of the box entitled "Description of Pegasus Communications Preferred Stock," as more fully described in the footnotes thereto. In case of a partial tender for exchange and, consequently, a partial Consent, a new certificate, in fully registered form, for the remainder of the shares of Pegasus Communications Preferred Stock, will be sent to the holders of the Pegasus Communications Preferred Stock unless otherwise indicated in the appropriate box on this Letter of Transmittal as promptly as practicable after the expiration or termination of the Exchange Offer.

     7. Qualification to Participate in the Exchange Offer. The Exchange Offer and Solicitation are being made only to (a) "qualified institutional buyers" (as defined in Rule 144A under the Securities Act), (b) "accredited investors" (as defined in Rule 501(a)(1), (2), (3), (5), (6), (7) or (8) under the
Securities Act), (c) non "U.S. persons" (as defined in Regulation S of the Securities Act) in offshore transactions complying with Rule 903 or 904 of Regulation S, and (d) a limited number of unaccredited investors. The Pegasus Satellite Preferred Stock will be offered for exchange in a transaction not involving any public offering in the United States within the meaning of the Securities Act. The Pegasus Satellite Preferred Stock will not be registered under the Securities Act or any U.S. securities laws and it will be offered for exchange in transactions exempt from the registration requirements of the Securities Act. To validly tender the Pegasus Communications Preferred Stock and to receive in exchange in the Exchange Offer and Solicitation the Pegasus Satellite Preferred Stock, each of the registered holders and, if applicable, the beneficial owner of such Pegasus Communications Preferred Stock tendered must (i) be either (a) a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act), (b) an "accredited investor" (as defined in Rule 501(a)(1), (2), (3), (5), (6), (7) or (8) under the Securities Act), (c) a non "U.S. Person" (as defined in Regulation S of the Securities Act) who receives the Pegasus Satellite Preferred Stock in offshore transactions complying with Rule 903 or 904 of Regulation S, or (d) an unaccredited investor (each of the persons described in clauses (a),(b), (c) and (d), a "Qualified Person") and (ii) duly execute and complete the form of the "Certificate of Exchange" and, if applicable, the "Certificate from Accredited or Unaccredited Investor," "Beneficial Owner(s)-Status" and the "Instruction to Registered Holder from Beneficial Owner" each accompanying this Letter of Transmittal (each of the foregoing, a "Qualification Certificate"). No tender of Pegasus Communications Preferred Stock by a registered holder or, if applicable, beneficial owner thereof who is not each a Qualified Person and who has not completed the applicable Qualification Certificate will be accepted in the Exchange Offer and Solicitation.

     8. Signatures on this Letter of Transmittal, Assignment and Endorsements.

     (a) The signature(s) of the holder of Pegasus Communications Preferred Stock on this Letter of Transmittal must correspond with the name(s) as written on the face of the Pegasus Communications Preferred Stock without alteration, enlargement or any change whatsoever.

     (b) If tendered Pegasus Communications Preferred Stock is owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     (c) If any tendered Pegasus Communications Preferred Stock is registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations or certificates.

     (d) When this Letter of Transmittal is signed by the holder of the Pegasus Communications Preferred Stock listed and transmitted hereby, no endorsements of Pegasus Communications Preferred Stock or bond powers are required. If, however, Pegasus Communications Preferred Stock not tendered or not accepted, is to be issued or returned in the name of a person other than the holder of the Pegasus Communications Preferred Stock, then the Pegasus Communications Preferred Stock transmitted hereby must be endorsed or accompanied by a properly completed bond power, in a form satisfactory to the Company, in either case signed exactly as the name(s) of the holder of the Pegasus Communications Preferred Stock appear(s) on the Pegasus Communications Preferred Stock. Signatures on such Pegasus Communications Preferred Stock or bond powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

     (e) If this Letter of Transmittal or Pegasus Communications Preferred Stock or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

     (f) If this Letter of Transmittal is signed by a person other than the registered holder of Pegasus Communications Preferred Stock listed, the Pegasus Communications Preferred Stock must be endorsed or accompanied by a properly completed bond power, in either case signed by such registered holder exactly as the name(s) of the registered holder of Pegasus Communications Preferred Stock appear(s) on the certificates. Signatures on such Pegasus Communications Preferred Stock or bond powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

     9. Transfer Taxes. Except as set forth in this Instruction 9, the Company will pay all transfer taxes, if any, applicable to the exchange of Pegasus Communications Preferred Stock pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the exchange of the Pegasus Communications Preferred Stock pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemptions therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     10. Special Issuance, Delivery, and Payment Instructions. If the Pegasus Satellite Preferred Stock is to be issued, or if any Pegasus Communications Preferred Stock not tendered for exchange is to be issued or sent to someone other than the holder of Pegasus Communications Preferred Stock or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Pegasus Communications Preferred Stock tendering Pegasus Communications Preferred Stock by book-entry transfer may request that Pegasus Communications Preferred Stock not accepted be credited to such account maintained at DTC as such holder of Pegasus Communications Preferred Stock may designate.

     11. Irregularities. All questions as to the validity, form, eligibility (including time of receipt), compliance with conditions, acceptance, revocation and withdrawal of tendered Pegasus Communications Preferred Stock and delivered Consents will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Pegasus Communications Preferred Stock not properly tendered, any and all Consents not properly delivered or any Pegasus Communications Preferred Stock the Company's acceptance of which and the subsequent issuance of Pegasus Satellite Preferred Stock would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender or Consents as to particular Pegasus Communications Preferred Stock. The Company's interpretation of the terms and conditions of the Exchange Offer and Solicitation (including the instructions in the Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of and delivery of Consents to the amendments to the Pegasus Communications Preferred Stock Certificate of Designation must be cured within such time as the Company shall determine. Although the Company intends to notify holders of defects or irregularities with respect to tenders of and/or delivery of Consents to the Proposed Amendments, none of the Company, the dealer manager, the Exchange Agent or any other person shall incur any liability for failure to give such notification. Tenders of and delivery of Consents to the Proposed Amendments will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Pegasus Communications Preferred Stock received by the Exchange Agent that is not properly tendered or with respect to Consents not properly delivered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering and consenting holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Exchange Offer Expiration Date.

     12. Waiver of Conditions. The Company reserves the absolute right to waive, amend or modify certain of the specified conditions as described under The Exchange Offer and Consent Solicitation--Conditions of the Exchange Offer and Consent Solicitation in the Offering Memorandum in the case of any Pegasus Communications Preferred Stock tendered and with respect to delivered Consents (except as otherwise provided in the Offering Memorandum).

     13. Mutilated, Lost, Stolen or Destroyed Pegasus Communications Preferred Stock. Any tendering and consenting Holder whose Pegasus Communications Preferred Stock has been mutilated, lost, stolen or destroyed should contact the exchange agent listed below for further instructions:

                           First Union National Bank
                       1525 West W.T. Harris Blvd., 3C3
                              Charlotte, NC 28288
                           Attention: Michael Klotz

     14. Requests for Information or Additional Copies. Requests for information or for additional copies of the Offering Memorandum and this Letter of Transmittal may be directed to the exchange agent or the dealer manager at their respective addresses or telephone numbers set forth on the back cover of the Offering Memorandum.

     Important: This Letter of Transmittal (or a facsimile thereof, if applicable) or an agent's message, in the case of book-entry transfer, together with certificates, or confirmation of book-entry or the notice of guaranteed delivery, and all other required documents must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Exchange Offer Expiration Date with respect to holders wishing to receive the Pegasus Satellite Preferred Stock.

                           IMPORTANT TAX INFORMATION

     Under current federal income tax law, a holder of Pegasus Communications Preferred Stock whose tendered Pegasus Communications Preferred Stock is accepted for exchange may be subject to backup withholding unless the holder provides the Company (as payor), through the Exchange Agent, with either: (i) such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 attached hereto, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder of Pegasus Communications Preferred Stock is awaiting a TIN) and that (A) the holder of Pegasus Communications Preferred Stock has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified the holder of Pegasus Communications Preferred Stock that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption from backup withholding. If such holder of Pegasus Communications Preferred Stock is an individual, the TIN is such holder's social security number. If the exchange agent is not provided with the correct taxpayer identification number, the holder of Pegasus Communications Preferred Stock may be subject to certain penalties imposed by the Internal Revenue Service.

     Certain holders of Pegasus Communications Preferred Stock (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders of Pegasus Communications Preferred Stock should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8 (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the holder's exempt status.

     If backup withholding applies, the Company is required to withhold 31% of any payment made to the holder of Pegasus Communications Preferred Stock or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service. The holder of Pegasus Communications Preferred Stock is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Pegasus Communications Preferred Stock.

                       INSTRUCTION TO REGISTERED HOLDER
                             FROM BENEFICIAL OWNER
        OF 12 3/4% SERIES A CUMULATIVE EXCHANGEABLE PREFERRED STOCK OF
                      PEGASUS COMMUNICATIONS CORPORATION

     The undersigned hereby acknowledges receipt of the Offering Memorandum and Consent Solicitation Statement (the "Offering Memorandum"), of Pegasus Communications Corporation (to be renamed Pegasus Satellite Communications, Inc.), a Delaware corporation (the "Company" or "Pegasus"), and this Consent and Letter of Transmittal (the "Letter of Transmittal"), which together with the Offering Memorandum shall constitute the Company's (i) offer to exchange (the "Exchange Offer") its 12 3/4% Series A Cumulative Exchangeable Preferred Stock (the "Pegasus Satellite Preferred Stock") for any and all (but not less than a majority) of the outstanding 12 3/4% Series A Cumulative Exchangeable Preferred Stock (the "Pegasus Communications Preferred Stock"), when issued, of its new holding company (to be renamed Pegasus Communications Corporation) and
(ii) solicitation (the "Solicitation") of consents ("Consents") to certain amendments (the "Proposed Amendments"), as further described in the Offering Memorandum, to the Pegasus Communications Preferred Stock Certificate of Designation (the "Pegasus Communications Preferred Stock Certificate of Designation"). Recipients of the Offering Memorandum should read the requirements described in such Offering Memorandum with respect to eligibility to participate in the Exchange Offer.

     This will instruct you, the registered holder, as to the action to be taken by you relating to the Exchange Offer and Solicitation with respect to the Pegasus Communications Preferred Stock held by you for the account of the undersigned.

     The aggregate amount of shares of Pegasus Communications Preferred Stock held by you for the account of the undersigned is (fill in amount):

       ____ shares of the Pegasus Communications Preferred Stock.

     With respect to the Exchange Offer and Solicitation, the undersigned hereby instructs you (check appropriate box):

   / / To TENDER Pegasus Communications Preferred Stock held by you for the account of the undersigned (insert number of shares of Pegasus Communications Preferred Stock to be tendered, if any) and to deliver Consents to the Proposed Amendments to the Pegasus Communications Preferred Stock Certificate of Designation:

       ____ shares of the Pegasus Communications Preferred Stock.

   / / NOT to TENDER any Pegasus Communications Preferred Stock held by you for the account of the undersigned or to deliver Consents to the Proposed Amendments.

     If the undersigned instructs you to tender the Pegasus Communications Preferred Stock held by you for the account of the undersigned, it is understood that you are authorized: (a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner of the Pegasus Communications Preferred Stock, including but not limited to the representations that (i) the undersigned's principal residence is in the state of (fill in state) ____________ and (ii) the undersigned (as certified by the undersigned below) is either (A) a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act), or (B) an "accredited investor" (as defined in Rule 501(a)(1), (2), (3), (5), (6), (7) or (8) under the Securities
Act), or (C) a non "U.S. person" (as defined in Regulation S of the Securities
Act) who is acquiring Pegasus Satellite Preferred Stock in offshore transactions complying with Rule 903 or 904 of Regulation S, or (D) an unaccredited investor; (b) if the beneficial owner is an "accredited investor" (as defined in Rule 501(a)(1), (2), (3), (5), (6), (7) or (8) under the
Securities Act), to duly execute and complete the form of the "Certificate from Accredited or Unaccredited Investor" accompanying the Letter of Transmittal on behalf of the undersigned and to make the representations and warranties contained in such "Certificate from Accredited Investor" on behalf of the undersigned; (c) to agree, on behalf of the undersigned, as set forth in the Letter of Transmittal; and (d) to take such other action as necessary under the Offering Memorandum or the Letter of Transmittal to effect the valid tender of and delivery of Consents to the Proposed Amendments to the Pegasus Communications Preferred Stock Certificate of Designation.

     The undersigned is the beneficial owner of Pegasus Communications Preferred Stock and has instructed you to (i) tender (the "Tender") the Pegasus Communications Preferred Stock or interest in such Pegasus Communications Preferred Stock specified in "Description of Pegasus Communications Preferred Stock" for exchange (the "Exchange") for Pegasus Satellite Preferred Stock, and
(ii) give consents (the "Consent") to the Proposed Amendments to the Pegasus Communications Preferred Stock Certificate of Designation.

   / / Check if the undersigned is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act). The undersigned is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A.

   / / Check if the undersigned is an "accredited investor" (as defined in Rule 501 (a) (1), (2), (3), (5), (6), (7) or (8) under the Securities
       Act). The undersigned is an accredited investor within the meaning of Rule 501(a)(1), (2), (3), (5), (6), (7) or (8) of the Securities Act. The
       undersigned hereby certifies that the Exchange is effected pursuant to and in accordance with Rule 506 under the Securities Act, and the undersigned hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the Exchange complies with the transfer restrictions applicable to the Pegasus Satellite Preferred Stock and the requirements of the exemption claimed, which certification is supported by (1) a duly executed and completed form of "Certificate from Accredited or Unaccredited Investor" accompanying the Letter of Transmittal and (2) if such Exchange is in respect of a number of shares of Pegasus Communications Preferred Stock at the time of exchange with a liquidation preference of less than $100,000 in the aggregate, an opinion of counsel provided by the undersigned (a copy of which the undersigned has attached to the Letter of Transmittal), to the effect that the undersigned is in compliance with the Securities Act.

   / / Check if the undersigned is a non "U.S. person" (as defined in Regulation S of the Securities Act) and the Pegasus Satellite Preferred Stock and/or any interest in the Pegasus Satellite Preferred Stock will be exchanged outside the United States in accordance with Rule 904 of the Securities Act. The Exchange is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act. The undersigned hereby certifies that (i) the undersigned is not a person in the United States and (x) the undersigned is outside the United States or
       (y) the Exchange will be executed in, on or through the facilities of a designated offshore securities market and the Exchange was not prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act and (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

   / / Check if the undersigned is an unaccredited investor. The undersigned is not an accredited investor within the meaning of Rule 501(a)(1), (2),
       (3), (5), (6), (7) or (8) of the Securities Act. The undersigned hereby certifies that the Exchange is effected pursuant to and in accordance with Rule 506 under the Securities Act. The undersigned hereby certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the Exchange complies with the transfer restrictions applicable to the Pegasus Satellite Preferred Stock and the requirements of the exemption claimed, which certification is supported by a duly executed and completed form of "Certificate of Accredited or Unaccredited Investor" accompanying the Letter of Transmittal.

                                   SIGN HERE

Name of Beneficial Owner(s):
                            ----------------------------------------------------

--------------------------------------------------------------------------------

Signature(s):
             -------------------------------------------------------------------

--------------------------------------------------------------------------------
Name(s) (please print):
                       ---------------------------------------------------------

--------------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal place of business (if different from address listed above):-----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Telephone Number(s):
                    ------------------------------------------------------------

--------------------------------------------------------------------------------
Taxpayer Identification or Social Security Number(s):
                                                     ---------------------------

--------------------------------------------------------------------------------

Date:
     ---------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
          PAYER'S NAME:
------------------------------------------------------------------------------------------------
SUBSTITUTE                      Part I -- PLEASE PROVIDE             Social Security Number
                                YOUR TIN IN THE BOX AT
Form W-9                        RIGHT AND CERTIFY BY             -------------------------------
                                SIGNING AND DATING                             OR
Department of the Treasury      BELOW.                           Employer Identification Number
Internal Revenue Service
                                                                 -------------------------------
Payer's Request for Taxpayer
Identification Number (TIN)
------------------------------------------------------------------------------------------------
Part II -- Certifications -- Under penalties of perjury, I certify that:

(1) The number shown on this form is my current taxpayer identification number (or I am waiting for a number to be issued to me) and

(2) I am not subject to backup withholding because I have not been notified by the Internal
    Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

Certification Instruction -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

 Part III -- Awaiting TIN / /

------------------------------------------------------------------------------------------------

 Name
     --------------------------------------------------------------------------------------------
                                           (Please Print)
 Address
        ----------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------
                                        (Including Zip Code)
 Signature                                                          Date
          ---------------------------------------------------------      -----------------------

 NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY
       PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED
       "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9"
       FOR ADDITIONAL DETAILS.

                      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                        CHECK THE BOX IN PART 3 OF SUBSTITUTE FORM W-9
------------------------------------------------------------------------------------------------
                             PAYOR'S NAME: FIRST UNION NATIONAL BANK
------------------------------------------------------------------------------------------------
                   CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer
Identification Number to the appropriate Internal Revenue Service Center or Social Security
Administration Office or (b) I intend to mail or deliver such an application in the near future.
I understand that if I do not provide a Taxpayer Identification Number within sixty (60) days,
31% of all reportable payments made to me thereafter will be withheld until I provide such a number.

SIGNATURE                                                        DATE
         -------------------------------------------------------      --------------------------